EATON VANCE TAX-MANAGED MID-CAP CORE FUND Supplement to Prospectus dated March 1, 2009

The following replaces the second paragraph under "Mid-Cap Core Portfolio." in "Management and Organization":

The day-to-day management of Mid-Cap Core Portfolio is the responsibility of a team of two portfolio managers from Atlanta Capital. The team consists of William O. Bell, IV and William R. Hackney, III. Mr. Bell, Vice President and Principal of Atlanta Capital and Mr. Hackney, Managing Partner and member of the Executive Committee of Atlanta Capital, have been employed by Atlanta Capital for more than five years and manage other Atlanta Capital investment portfolios.

March 25, 2009	TMMCCPS